POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-183982, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 21st day of March, 2013.

PREDEX

Attest:

By:/s/ James P. Ash

By: /s/ J. Grayson Sanders

James P. Ash

J. Grayson Sanders

Secretary

President

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ORANGE

)

On March 21, 2013 before me, Michelle C. Smith, a Notary Public, in and for the State of California, personally appeared J. Grayson Sanders who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Michelle C. Smith

notary seal

Michelle C. Smith

Commission # 1978056

Notary Public – California

Orange County

My Comm. Expire Jun 9, 2016

l

CERTIFICATE

The undersigned, Secretary of PREDEX, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held March 21, 2013, and is in full force and effect:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-183982, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2013

/s/ James P. Ash

James P. Ash

Secretary

PREDEX

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware (herein after referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Principal Executive Officer, President, Principal Financial and Accounting Officer and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacities described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2013.

/s/ J. Grayson Sanders

J. Grayson Sanders

Principal Executive Officer, Principal Financial and Accounting Officer, President and Treasurer

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ORANGE

)

On March 21, 2013 before me, Michelle C. Smith, a Notary Public, in and for the State of California, personally appeared J. Grayson Sanders who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Michelle C. Smith

notary seal

Michelle C. Smith

Commission # 1978056

Notary Public – California

Orange County

My Comm. Expire Jun 9, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware (herein after referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and Chief Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacities as described above, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2013.

/s/ William J. Chadwick

William J. Chadwick

Trustee and Chief Executive Officer

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ORANGE

)

On March 21, 2013 before me, Michelle C. Smith, a Notary Public, in and for the State of California, personally appeared William J. Chadwick who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Michelle C. Smith

notary seal

Michelle C. Smith

Commission # 1978056

Notary Public – California

Orange County

My Comm. Expire Jun 9, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of March, 2013.

/s/ Edward P. Roski, Jr.

Edward P. Roski, Jr.

Trustee

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ORANGE

)

On March 21, 2013 before me, Michelle C. Smith, a Notary Public, in and for the State of California, personally appeared Edward P. Roski, Jr. who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Michelle C. Smith

notary seal

Michelle C. Smith

Commission # 1978056

Notary Public – California

Orange County

My Comm. Expire Jun 9, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for her and in her name, place and stead, and in her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of March, 2013.

/s/ Carol Broad

Carol Broad

Trustee

ACKNOWLEDGMENT

STATE OF CALIFORNIA

)

) ss:

COUNTY OF ORANGE

)

On March 21, 2013 before me, Michelle C. Smith, a Notary Public, in and for the State of California, personally appeared Carol Broad who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that she executed the same in his authorized capacity, and that by her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:  /s/ Michelle C. Smith

notary seal

Michelle C. Smith

Commission # 1978056

Notary Public – California

Orange County

My Comm. Expire Jun 9, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, PREDEX, a business trust organized under the laws of the State of Delaware  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE (each c/o Thompson Hine LLP, 41 S. High St. #1700, Columbus, OH  43215) as attorneys, each acting independently without any requirement for joint exercise of powers, for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-186987, 811-22808), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.  These powers shall terminate upon my incapacitation or incompetence. These powers do not permit transfer of my property; nor require an accounting by any of the attorneys-in-fact, unless requested or required by law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of June, 2013.

/s/ Addison L. Piper

Addison L. Piper, Trusee

2905 Willowood Farm Road

Hamel, MN

ACKNOWLEDGMENT

STATE OF MINNESOTA

)

) ss:

COUNTY OF ANOKA

)

On June 6, 2013 before me, Brenda M. Cich, a Notary Public, in and for the State of Minnesota, personally appeared Addison L. Piper who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature:  /s/ Brenda M. Cich

notary seal

Brenda M. Cich

Notary Public - Minnesota

My Commission Expires 1/31/15